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                 CONDITIONAL ASSIGNMENT OF MANAGEMENT AGREEMENT
                 ----------------------------------------------

         THIS CONDITIONAL ASSIGNMENT OF MANAGEMENT AGREEMENT ("Assignment") is made as of the 17th day of March, 2004, by Cedar Townfair, LLC, a Delaware limited liability company, with an address of 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("Borrower"), Cedar Shopping Centers Partnership, LP with an address of 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("Agent") and Wells Fargo Bank N.A. f/k/a Norwest Bank Minnesota, National Association, as Trustee for the registered holders of NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2 (including its successors, transferees and assigns, "Lender"), c/o Midland Loan Services, Inc., a Delaware corporation, its Attorney-in-Fact, with an address of 10851 Mastin, Overland Park, Kansas 66210.

                                    RECITALS:

         A. This Assignment is being executed in connection with Lender's consent to the assumption by Borrower of a mortgage loan to Townfair Center Associates, a Pennsylvania general partnership ("Seller") in the original principal amount of Ten Million Seven Hundred Thousand Dollars ($10,700,000.00) (the "Loan"). The Loan assumption is incident to Borrower's purchase of the real property commonly known as Townfair Center (Phase I & II), 475 South Ben Franklin Road, White Township, Pennsylvania (the "Property").

         B. The Loan is evidenced by a Promissory Note (the "Note") dated as of February 13, 1998, made by Seller and is secured by, among other things, an Open-End Mortgage, Assignment of Leases and Rents and Security Agreement (the "Mortgage"), dated as of February 13, 1998, granting a first lien on the Property. The Lender's consent to the transfer of the Property to Borrower is being made pursuant to a Consent and Assumption Agreement with Limited Release dated of even date herewith (the "Assumption Agreement") (the Note, Mortgage, Assumption Agreement and other documents executed in connection with the Loan are collectively referred to herein as the "Loan Documents").

         C. Pursuant to a certain Property Management Agreement, dated on or about the date hereof, by and between Borrower and Agent, (the "Management Agreement") (a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Borrower employed Agent exclusively to rent, lease, operate and manage the Property.

         D. Lender requires as a condition to giving its consent to the transfer of the Property that Borrower assign the Management Agreement as set forth below and Borrower and Agent agree to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the above and the mutual promises contained in this Assignment, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         1. Assignment of Management Agreement. As additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender's option, in the event of a default by Borrower under the Loan Documents, including but not limited to escrow agreements, and the failure of Borrower to cure such default within any applicable grace period.




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         2. Termination. At such time as the Loan is paid in full and the
Mortgage is released of record, this Assignment and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate.

         3. Borrower's Covenants. Borrower hereby covenants with Lender that during the term of this Assignment: (a) Borrower shall not transfer the responsibility for the management of the Property from Agent to any other person or entity without the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion; (b) Borrower shall not terminate or amend any of the terms or provisions of the Management Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion; and (c) Borrower shall, in the manner provided for in this Assignment, give notice to Lender of any notice or information that Borrower receives which indicates that the Agent is terminating the Management Agreement or that the Agent is otherwise discontinuing its management of the Property.

         4. Agent's Covenants. Agent warrants and represents to Lender, as of the date hereof that (a) Agent has agreed to act as manager of the Property pursuant to the Management Agreement, (b) the entire agreement between Agent and Borrower for the management of the Property is evidenced by the Management Agreement, (c) the Management Agreement constitutes the valid and binding agreement of Agent, enforceable in accordance with its terms, and Agent has full authority under all state and local laws and regulations, to perform all of its obligations under the Management Agreement and (d) Borrower is not in default in the performance of any of its obligations under the Management Agreement and all payments and fees required to be paid by Borrower to Manager thereunder have been paid to the date hereof.

         5. Agreement by Borrower and Agent. Borrower and Agent hereby agree that, if an Event of Default (as defined in the Loan Documents) occurs (beyond any applicable notice, cure and/or grace period) under any of the Loan Documents during the term of this Assignment, at the option of Lender exercised by written notice to Borrower and Agent: (a) all rents, security deposits, issues, proceeds and profits of the Property collected by Agent, after payment of all costs and expenses of operating the Property (including, without limitation, operating expenses, real estate taxes, insurance premiums, repairs and maintenance and the fees and commissions payable under the Management Agreement), shall be applied in accordance with Lender's written directions to Agent; (b) Lender may exercise its rights under this Assignment and may immediately terminate the Management Agreement and require Agent to transfer its responsibility for the management of the Property to a management company selected by Lender in Lender's reasonable discretion; and (c) Agent shall, if requested by Lender, or its successors or assigns, continue performance, on behalf of Lender, or its successors or assigns, of all of Agent*s obligations under the terms of the Management Agreement with respect to the Property, provided Lender sends to Agent the notice set forth in Paragraph 12 hereof and performs or causes to be performed the obligations of Borrower to Agent under the Management Agreement accruing or arising from and after, and with respect to the period commencing upon, the effective date of such notice.

         6. Lender's Right to Replace Agent. In addition to the foregoing, in the event that Lender, in Lender's reasonable discretion, at any time during the term of this Assignment, determines that the Property is not being managed in accordance with generally accepted management practices for similarly situated






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properties, Lender shall deliver written notice thereof to Borrower and Agent, which notice shall specify with particularity the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrower or Agent within thirty (30) days from receipt of such notice or that Borrower or Agent have failed to diligently undertake correcting such conditions within such thirty (30) day period, Lender may direct Borrower to terminate the Management Agreement and to replace Agent with a management company reasonably acceptable to Lender in Lender's sole discretion.

         7. Subordination of Management Agreement and Fees. Borrower and Agent hereby agree that the Management Agreement and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic's and materialmen's liens under applicable law) owed, claimed or held, by Agent in and to the Property, are and shall be in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Lender, its successors and assigns, and securing the repayment of the Note including, without limitation, those created under the Mortgage covering, among other things, the Property, and filed or to be filed of record in the public records maintained for the recording of mortgages in the jurisdiction where the Property is located, and all renewals, extensions, increases, supplements, amendments, modifications and replacements thereof. Borrower and Agent further agree that Agent shall not be entitled to receive any fee, commission or other amount payable to Agent under the Management Agreement for and during any period of time that any amount due and owing Lender under the Note and the Mortgage is due.

         8. Consent and Agreement by Agent. Agent hereby acknowledges and consents to this Assignment and agrees that Agent will act in conformity with the provisions of this Assignment and Lender's rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Agent in accordance with the provisions hereof, Agent shall, and hereby agrees to, fully cooperate in transferring its responsibility to a new management company and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Agent hereby agrees (a) not to contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property.

         9. Lender's Agreement. So long as there does not exist an Event of Default under any of the Loan Documents, Lender agrees to permit any sums due to Borrower under the Management Agreement to be paid directly to Borrower.

         10. No Joint Venture. Lender has no obligation to Agent with respect to the Mortgage or Loan Documents and Agent shall not be a third party beneficiary with respect to any of Lender's obligations to Borrower set forth in the Loan Documents. The relationship of Lender to Borrower, is one of a creditor to a debtor, and Lender is not a joint venturer or partner of Borrower.

         11. Lender's Reliance on Representations. Agent has executed this Agreement in order to induce Lender to consent to an assumption of the Loan Documents and with full knowledge that Lender shall rely upon the representations, warranties and agreements herein contained, and that but for this instrument and the representations, warranties and agreements herein contained, Lender would not take such actions.

         12. Notice. All notices given hereunder shall be in writing and shall be either hand delivered or mailed, by registered U.S. mail, Return Receipt Requested, first class postage prepaid, to the parties at their respective addresses below or at such other address for any party as such party may designate by notice to the other parties hereto:

         To Borrower:

         Cedar Townfair, LLC
         44 South Bayles Avenue, Suite 304
         Port Washington, New York 11050

         To Lender:

         Wells Fargo Bank N.A. f/k/a Norwest Bank Minnesota, National Association, as Trustee for the registered holders of NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2
         c/o Midland Loan Services, Inc.
         10851 Mastin
         Overland Park, Kansas 66210

         To Agent:

         Cedar Shopping Centers Partnership, LP
         44 South Bayles Avenue, Suite 304
         Port Washington, New York 11050

         13. Binding Nature of Assignment. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


         14. Counterparts. This Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.





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         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized representatives as of the day, month and year first above written.

WITNESS/ATTEST:                 BORROWER:


                                Cedar Townfair, LLC,
                                a Delaware limited liability company

                                By: Cedar Shopping Centers Partnership, L.P. a Delaware limited partnership its Sole Member


                                     By: Cedar Shopping Centers, Inc.
                                         a Maryland corporation
                                         its Sole General Partner

_______________________                  By:____________________________________
                                         Print Name: Leo S. Ullman
                                         Title: President




WITNESS/ATTEST:                 AGENT:
                                Cedar Shopping Centers Partnership, L.P.
                                a Delaware limited partnership

                                By:  Cedar Shopping Centers, Inc.
                                     a Maryland corporation
                                     its Sole General Partner

_______________________              By:________________________________________
                                     Print Name: Leo S. Ullman
                                     Title: President




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


WITNESS/ATTEST:                 LENDER:

                                Wells Fargo Bank N.A. f/k/a Norwest Bank
                                Minnesota, National Association, as Trustee for the registered holders of NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2


                                By:      Midland Loan Services, Inc.,
                                         a Delaware corporation,
                                         Its Attorney-in-Fact


_________________________       By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________







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                                    EXHIBIT A
                                    ---------

                              MANAGEMENT AGREEMENT































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